UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2021

VINCO VENTURES, INC.

(f/k/a Edison Nation, Inc.)

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 West Broad Street, Suite 1004 Bethlehem, Pennsylvania	18018
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 5 - Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders

On October 14, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”), at the Del Monte Lodge Renaissance Rochester Hotel & Spa located at 41 N. Main St., Pittsford, New York. A total of 97,278,709 shares of the Company’s common stock were entitled to vote as of September 15, 2021, the record date for the Annual Meeting. At the Annual Meeting, the stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission. There were 55,226,907 Shares of Common Stock, which represent 56.8% of the Corporations, holders of record present, in person or by proxy, entitled to vote at the Meeting. Stockholders approved each of the proposals presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal 1. To elect five (5) directors to serve until the 2022 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

The stockholders elected Lisa King, Roderick Vanderbilt, Michael J. DiStasio, Elliot Goldstein and Phillip A. McFillin as Directors of the Company to hold office until the 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The voting for each director was as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes	Abstain
Lisa King	34,371,155	346,857	0	346,857
Roderick Vanderbilt	34,426,841	291,171	0	291,171
Michael J. DiStasio	34,462,884	255,128	0	255,128
Elliot Goldstein	34,415,847	305,165	0	305,165
Phillip A. McFillin	34,438,164	279,848	0	279,848

Proposal 2. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the 2021 fiscal year

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The stockholders voted to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the 2021 fiscal year. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
54,853,763	191,339	181,805	0

Proposal 3. Approval of the Vinco Ventures, Inc. 2021 Equity Incentive Plan

The stockholders voted to approve the Vinco Ventures, Inc. 2021 Equity Incentive Plan. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
33,376,805	1,182,064	159,143	0

Proposal 4. Approval, for purposes of Complying with Nasdaq Listing Rule 5635(D), of the following issuances, in connection with the conversion or exercise of: (I) Warrants issued on June 4, 2021 to Purchase up to 27,821,829 shares at an exercise price of $3.30 per share; (II) A $120,000,000 Principal Amount of a Senior Secured Convertible Note Convertible into $30,000,000 shares at a conversion price of $4.00 per share; (III) Warrants issued on July 22, 2021 to Purchase up to 32,697,548 shares at an exercise price of $4.00 per share; (IV) Warrants issued on July 23, 2021 to purchase up to 1,007,194 shares at an exercise price of $2.78 per share; (V) Series A Warrants issued on August 18, 2021 to Purchase up to 20,500,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(b) thereof; (VI) Series B Warrants issued on August 18, 2021 to purchase up to 2,000,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(B) thereof and an alternate cashless exercise as set forth in Section 1(D)(2) thereof; (VII) Series A Warrants issued on September 1, 2021 to purchase up to 20,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(B) thereof; (VIII) Series B Warrants issued on September 1, 2021 to Purchase up to 2,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(b) thereof and an alternative cashless exercise as set forth in Section 1(D)(2) thereof, in each case of clauses (I) through (VIII), without limitation and subject to any adjustment as set forth therein without any floor to the conversion price or exercise price, including any voluntary adjustments to the exercise price that we may elect to make pursuant to Section 2(E) of each of the foregoing warrants and any voluntary adjustment to the conversion price of the Senior Secured Convertible Note pursuant to Section 7(C) thereof; (IX) July 22, 2021 Warrants for the Purchase of up to 2,615,804 shares at an exercise price of $2.655 per share issued to the Placement Agent in connection with the July 22, 2021 Warrants; (X) August 18, 2021 Warrants issued to the Placement Agent for the Purchase of up to 1,640,000 shares at an exercise price of $2.655 per share issued to the Placement Agent in connection with the Placement of the August Series A Warrants; (XI) August 18, 2021 Warrants for the purchase of up to 160,000 shares at an exercise price of $2.655 per share issued to the Placement Agent in connection with the Placement of the August Series B Warrants; (XII) September 1, 2021 Warrants for the Purchase of up to 1,600,000 shares at an exercise price of $9.00 per share issued to the Placement Agent in connection with the Placement of the September Series A Warrants; and (XIII) September 1, 2021 Warrants for the Purchase of up to 160,000 shares at an exercise price of $9.00 per share issued to the Placement Agent in connection with the Placement of the September Series B Warrants.

The stockholders voted to approve Proposal 4. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
32,002,278	2,463,693	252,041	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 14, 2021

VINCO VENTURES, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer

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